Exhibit 10.1b



                                  March 2, 2001



Cenex Harvest States Cooperatives
5500 Cenex Drive
Inver Grove Heights, Minnesota  55077

Attention:  Chief Financial Officer

                  Re:  Amendment No. 1
                       ---------------
Ladies and Gentlemen:

         Reference is made to that certain Note Purchase and Private Shelf Agreement dated as of January 10, 2001 (the "NOTE AGREEMENT") between Cenex Harvest States Cooperatives, a non-stock agricultural cooperative corporation organized under the laws of Minnesota (the "COMPANY"), and The Prudential Insurance Company of America ("PRUDENTIAL") and each Prudential Affiliate which is now or hereafter becomes a party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

         Pursuant to the request of the Company and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

         SECTION 1. AMENDMENT. From and after the date this letter becomes effective in accordance with its terms, the Note Agreement is amended as follows:

         1.1 The definition of "Affiliate" appearing in paragraph 10B of the Note Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

                  "AFFILIATE" shall mean (i) any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person (except, with respect to the Company, a Subsidiary) and (ii) with respect to Prudential, shall include any managed account, investment fund or other vehicle for which Prudential or any Prudential Affiliate acts as investment advisor or portfolio manager. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.


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Cenex Harvest States Cooperatives
March 2, 2001
Page 2

         SECTION 2. CONDITIONS PRECEDENT. This letter shall become effective as of the date first above written upon the return by the Company to Prudential of a counterpart hereof duly executed by the Company and Prudential. The letter should be returned to: Prudential Capital Group, Two Prudential Plaza, Suite 5600, Chicago, Illinois 60601-6716, Attention: Wiley S. Adams.

         SECTION 3. REFERENCE TO AND EFFECT ON NOTE AGREEMENT. Upon the effectiveness of this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in
Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 4. GOVERNING LAW. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         SECTION 5. COUNTERPARTS; SECTION TITLES. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                                      Very truly yours,

                                      THE PRUDENTIAL INSURANCE
                                         COMPANY OF AMERICA

                                      By: /s/ Alfred D. Sharp
                                         ----------------------------------
                                                     Vice President

                                      PRUCO LIFE INSURANCE COMPANY

                                      By: /s/ Alfred D. Sharp
                                         ----------------------------------
                                                      Vice President
AGREED AND ACCEPTED:

CENEX HARVEST STATES COOPERATIVES

By: /s/ John Schmitz
   ----------------------------------
Title: Executive Vice President & CFO
      -------------------------------